SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)


Filed by the registrant                       [X]
Filed by a party other than the registrant    [ ]

CHECK THE APPROPRIATE BOX:

[X]  Preliminary proxy statement
[ ]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         CYBERSTAR COMPUTER CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  No fee required
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
     5)   Total fee paid:

     ---------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of filing.

     1)   Amount previously paid:

     ---------------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------
     3)   Filing Party:

     ---------------------------------------------------------------------------
     4)   Date Filed:

     ---------------------------------------------------------------------------

                         CYBERSTAR COMPUTER CORPORATION
                               6825 Shady Oak Road
                          Eden Prairie, Minnesota 55344


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

         The 2000 Annual Meeting of the shareholders of CyberStar Computer Corporation, a Minnesota corporation (the "Company"), will be held at the _________________________________________________________________, on August 8,
2000, at 3:30 p.m., Central Daylight Time, to consider and vote upon the following matters:

         1.       Election of three directors.

         2. Amendment to our Articles of Incorporation to amend and restate the Articles of Incorporation in their entirety, and to change the name of the corporation from CyberStar Computer Corporation to eNetpc, Inc.

         3. Such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         We have fixed the close of business on July 6, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Our transfer books will not be closed.

         Whether or not you expect to be present personally at the Annual Meeting, please complete, date, sign, and return the accompanying Proxy in the enclosed, self-addressed envelope at your earliest convenience. This will ensure your participation in the decisions to be made by the shareholders. We sincerely hope that all shareholders who can attend the Annual Meeting will do so.


                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       Richard A. Pomije
                                       Secretary

July 12, 2000

                         CYBERSTAR COMPUTER CORPORATION
                               6825 Shady Oak Road
                          Eden Prairie, Minnesota 55344

                                 PROXY STATEMENT

--------------------------------------------------------------------------------

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 8, 2000

--------------------------------------------------------------------------------

                     SOLICITATION AND REVOCATION OF PROXIES

         The accompanying Proxy is solicited by the Board of Directors of CyberStar Computer Corporation (the "Company") in connection with the 2000 Annual Meeting of the Shareholders of the Company, to be held on August 8, 2000, at 3:00 p.m. Minneapolis time, at ________________________________________ and any adjournments thereof. This Proxy Statement is first being mailed to shareholders on or about July 12, 2000.

         You have the power to revoke your proxy at any time before the convening of the Annual Meeting. Revocations of proxy will be honored if received by us, at the Company, addressed to the attention of the Secretary, on or before August 7, 2000. In addition, on the day of the meeting, prior to the convening thereof, revocations may be delivered to the tellers who will be seated at the door of the meeting room.

         Unless revoked, all properly executed Proxies will be voted as specified. Proxies that are signed but that lack any specification will, subject to the following, be voted FOR all nominees for director as listed herein and FOR each other proposal described in this Proxy Statement. If any other matters properly come before the Annual Meeting, or if any of the persons named to serve as directors should decline or be unable to serve, the person named in the Proxy will vote in accordance with his discretion.

         If you abstain from voting as to any matter, your shares shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker turns in a "non-vote" Proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote Proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

         We will pay all expenses in connection with the solicitation of proxies. Proxies are being solicited primarily by mail, but officers, directors, and other employees of the Company may also solicit proxies by telephone, telegraph, or personal calls. No extra compensation will be paid by us for such solicitation. We may reimburse brokers, banks, and other nominees holding shares for others for the cost of forwarding proxy materials to, and obtaining proxies from, their principals.


                                  VOTING RIGHTS

         Only shareholders of record at the close of business on July 6, 2000, are entitled to notice of and to vote at the meeting or any adjournment thereof. As of that date, we had issued and outstanding __________ shares of common stock. Each shareholder of record is entitled to one vote for each share registered in the shareholder's name as of the record date. The Articles of Incorporation of the Company do not grant the shareholders the right to vote cumulatively for the election of directors. No shareholder will have appraisal rights or similar dissenter's rights as a result of any matters expected to be voted on at the meeting.

         The presence in person or by proxy of holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business.

                            OWNERSHIP OF COMMON STOCK

         The following table shows as of July 6, 2000, the stock ownership of
(i) all persons known by us to be beneficial owners of more than five percent of our outstanding shares of Common Stock, (ii) each director, (iii) the Named Executive Officer (as defined below under the caption "Executive Compensation"),
(iv) each nominee for election as a director, and (v) all current directors and executive officers as a group:


       NAME AND ADDRESS OF           NUMBER OF SHARES           PERCENT OF
       BENEFICIAL OWNER(1)          BENEFICIALLY OWNED      OUTSTANDING SHARES
       -------------------          ------------------      ------------------

Richard A. Pomije
6825 Shady Oak Road
Eden Prairie, MN 55344                  3,112,386

James T. Greenfield                       100,000(2)

Ed Havlik                                   5,000

All directors and executive officers
 as a group (3 persons)                 3,217,386(2)

----------

*      Less than 1%.
(1) The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and, accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days.
(2) Includes 100,000 shares of Common Stock purchasable pursuant to the exercise of a currently exercisable option.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         Our Board of Directors has nominated the individuals listed below for election as directors, each to serve until the next annual meeting of the shareholders and until his successor is elected and qualified or until his earlier resignation or removal.

         Unless instructed not to vote for the election of directors or not to vote for any specific nominee, we will vote your proxy to elect the listed nominees. If any of the nominees are not candidates for election at the meeting, which is not currently anticipated, we will vote for such other persons we may determine, in our discretion.

         The following information is provided with respect to the nominees for directors:

         NAME                         AGE         DIRECTOR SINCE
         ----                         ---         --------------

         Richard A. Pomije             45              1996
         James T. Greenfield           57              1997
         Ed Havlik                     46              1998

         RICHARD A. POMIJE has been with CyberStar since 1982 and has served as President, CEO, Secretary, Treasurer, and a director since 1996. He had previously served in such positions from 1983 through 1992.

         JAMES T. GREENFIELD has been a director since December 1997. Mr. Greenfield had previously served as Secretary and Treasurer of CyberStar from 1992 to 1996. From 1982 through the present, Mr. Greenfield has served as the President of Stone Fabrics, Inc., a wholesaler of fabrics. Mr. Greenfield is the brother-in-law of Mr. Pomije.

         ED HAVLIK has been a director since February 1998. Since 1990, Mr. Havlik has served as National Sales Manager for Panasonic Multimedia Division.

         BOARD MEETINGS AND COMMITTEES. The Board of Directors did not hold any meetings during the year, but did conduct business by written action several times. The Board of Directors does not have any standing committees.

         COMPENSATION OF DIRECTORS. To date, we have not paid any cash compensation to our directors for their services as directors. This policy could change if we become profitable.

         In July 1999, we issued 5,000 shares of our Common Stock to Ed Havlik as partial consideration for his service on the Board. Such shares were valued at $12,500 as of the date of issuance.

                             EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table sets forth certain information regarding compensation paid during each of our last three fiscal years to our chief executive officer, who is the only executive officer whose total annual compensation in fiscal 2000 (based on salary and bonus) exceeded $100,000 (the "Named Executive Officer").

                                                   ANNUAL COMPENSATION
                                                   -------------------
NAME AND                        FISCAL                          OTHER ANNUAL
PRINCIPAL POSITIONS              YEAR          SALARY         COMPENSATION(1)
-------------------              ----          ------         ---------------
Richard A. Pomije                2000         $102,655            $18,757
  President and Chief            1999           69,615             15,094
  Executive Officer              1998          112,692             19,451

         (1) Automobile expenses.

         STOCK OPTIONS. No options were granted to or exercised by the Named Executive Officer in fiscal 2000, and no options were outstanding at the close of fiscal 2000.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16 of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder require the Company's officers, directors, and holders of 10% or more of its outstanding common stock to file certain reports with the Securities and Exchange Commission. To the Company's best knowledge, based solely on information provided by the reporting individuals, all of the reports required to be filed by these individuals were filed.

                                 PROPOSAL NO. 2

                     AMENDMENT OF ARTICLES OF INCORPORATION

         On June 7, 2000, the Board of Directors adopted a resolution amending and restating our Articles of Incorporation, subject to shareholder approval.

         A principal reason, but not the only reason, for adoption of the Amended and Restated Articles of Incorporation is to change our name from CyberStar Computer Corporation to eNetpc, Inc. The name, eNetpc, Inc., better identifies the current focus of our business, which is business-to-business e-commerce, as a supplier of made-to-order personal computers. Our Internet websites, buildtoorder.com and eNetpc.com, allow our customers to use the Internet to streamline their ordering process. It is our belief that building strong name recognition around the eNetpc, Inc., name will better position us for future growth.

         In addition to changing the name, the Amended and Restated Articles of Incorporation also incorporate into one document the amendments made since we were incorporated in 1987. Except for the name change, no substantive changes are being made to the Articles of Incorporation, as amended.

         The proposed Amended and Restated Articles of Incorporation are included with this Proxy Statement as Annex A. They will become effective upon approval by the shareholders and filing with the Minnesota Secretary of State.

         VOTE NECESSARY TO APPROVE PROPOSAL. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is necessary for approval of Proposal 2. Therefore, abstentions and broker non-votes effectively count as votes against the proposal.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSED RESTATEMENT AND AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION.

                                  MISCELLANEOUS

         We are not aware that any matter other than those described in the Notice of Meeting will be presented for action at the Meeting. If, however, other matters do properly come before the Meeting, it is the intention of Mr. Pomije (the person named as proxy) to vote the proxied shares in accordance with his best judgment on such matters.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         Ernst & Young LLP, independent auditors, audited the financial statements of the Company for the fiscal year ended February 29, 2000. The Company anticipates that Ernst & Young LLP will be retained as the Company's independent auditors for fiscal 2001.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and would be available to respond to appropriate questions.

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

         The Company's 2001 Annual Meeting of Shareholders is expected to be held on or about July 17, 2001, and proxy materials in connection with that meeting are expected to be mailed on or about June 15, 2001. In order to be included in the Company's proxy materials for the 2001 Annual Meeting, shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before March 15, 2001.

         Additionally, if the Company receives notice of a shareholder proposal after May 29, 2001 it will be considered untimely pursuant to SEC Rule 14a-4 and 14a-5(e) and the persons named in the proxies solicited by the Board of Directors for the 2001 Annual Meeting may exercise discretionary voting power with respect to the proposal.

                             ADDITIONAL INFORMATION

         A copy of the Company's Report to Shareholders for the fiscal year ended February 29, 2000 accompanies this Notice of Annual Meeting and Proxy Statement.

         You may request a copy of our annual report, without charge, on Form 10-KSB, excluding all exhibits, except that if we have incorporated an exhibit in this proxy statement, the exhibit will also be provided without charge. You may obtain our Form 10-KSB by requesting it in writing or by telephone from us at the following address:

                             Office of the Secretary
                             CyberStar Computer Corporation
                             6825 Shady Oak Road
                             Eden Prairie, MN 55344
                             Telephone: (952) 943-1598



                                       By Order of the Board of Directors



                                       Richard A. Pomije
                                       Secretary

July 12, 2000

                                     ANNEX A

                      ARTICLE I. NAME AND REGISTERED OFFICE

         1.01 Name. The name of this Corporation is eNetpc, Inc.

         1.02 Registered Office. The location and post office address of the registered office of this Corporation in the State of Minnesota is 6825 Shady Oak Road, Eden Prairie, Minnesota 55344.

                       ARTICLE II. SHARES AND SHAREHOLDERS

         2.01 Number of Shares. The aggregate number of shares of capital stock which this Corporation shall have the authority to issue is 20,000,000 shares, each with $.01 par value. Such shares shall consist of one class and series of voting common stock with equal rights and preferences in all matters unless and until separate classes and/or series are authorized by the Board of Directors pursuant to Section 2.02 of these Articles of Incorporation.

         2.02 Classes of Shares. The Board of Directors may, from time to time, establish by resolution different classes or series of shares and may fix the rights and preferences of said shares in any class or series.

         2.03 Issuance of Shares. The Board of Directors shall have the authority to issue shares of a class or series to holders of shares of another class or series to effectuate share dividends, splits, or conversion of its outstanding shares.

         2.04 Preemptive Rights. No shareholder of the Corporation shall have any preemptive rights to subscribe for or purchase his, her or its proportionate share of any stock of the Corporation, now or hereafter authorized or issued.

         2.05 Cumulative Voting. No shareholder of the Corporation shall have the right to cumulate his, her or its votes in the election of directors or for any other purpose whatsoever.

                           ARTICLE III. WRITTEN ACTION

         Any action, other than an action requiring shareholder approval, required or permitted to be taken at a meeting of the Board of Directors of this Corporation may be taken by written action signed by the number of directors required to take the same action at a meeting of the Board of Directors at which all directors were present. Any action requiring shareholder approval required or permitted to be taken at a meeting of the Board of Directors of this Corporation may be taken by written action signed by all of the directors.

                  ARTICLE IV. LIMITATION ON DIRECTORS LIABILITY

         A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for (i) liability based on a breach of the duty of loyalty to the Corporation or its shareholders; (ii) liability for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) liability based on the payment of an improper dividend or an improper repurchase of the Corporation's stock under Section 559 of the Minnesota Business Corporation Act (Minnesota Statutes, Chapter 302A) or on violations of Minnesota state securities laws (Minnesota Statutes, Section 80A.23); (iv) liability for any transaction from which the director derived an improper personal benefit; or (v) liability for any act or omission occurring prior to the date this Article IV becomes effective. If Chapter 302A, the Minnesota Business Corporation Act, hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Chapter 302A, the Minnesota Business Corporation Act. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification. The provisions of this Article IV shall not be deemed to limit or preclude indemnification of a director by this Corporation for any liability of a director which has not been eliminated by the provisions of this Article IV.

                                   ARTICLE V.
                     AMENDMENT OF ARTICLES OF INCORPORATION

         Any amendment of these Articles of Incorporation may be adopted by the affirmative vote of the holders of record of a majority of the total number of issued and outstanding shares of each class and series of voting stock of the Corporation, except where a larger proportion is required by law or a shareholder control agreement.

                         ARTICLE VI. AMENDMENT OF BYLAWS

         The Board of Directors shall be vested with the power to make, alter, amend or rescind all or any of the Bylaws of this corporation, subject to the power of the shareholders to change or repeal such Bylaws; provided the Board of Directors shall not make or alter any Bylaw fixing their number, qualifications, classifications, or term of office.

                         CYBERSTAR COMPUTER CORPORATION
                                      PROXY
                 ANNUAL MEETING OF SHAREHOLDERS - AUGUST 8, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard A. Pomije, proxy, with full power of substitution, to vote all shares of Common Stock of CyberStar Computer Corporation (the "Company") which the undersigned is entitled to vote at the 2000 Annual Meeting of Shareholders to be held at _____________________________, August 8, 2000, at 3:00 p.m., Central Daylight Time, and at any adjournment thereof, as directed below with respect to the proposals set forth below, all as more fully described in the Proxy Statement, and upon any other matter that may properly come before the meeting or any adjournment thereof.

     1. ELECTION OF DIRECTORS:

        FOR all nominees listed         WITHHOLD AUTHORITY to vote for
        below (except as marked to      all nominees listed below  |_|
        the contrary below)  |_|

                Richard A. Pomije, James T. Greenfield, Ed Havlik

     (INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

     ------------------------------------------------------------------

     2. AMEND AND RESTATE THE ARTICLES OF INCORPORATION TO RENAME THE CORPORATION FROM CYBERSTAR COMPUTER CORPORATION TO ENETPC, INC.:

        |_| FOR          |_| AGAINST          |_| ABSTAIN

     3. Upon such other matters as may properly come before the meeting.

The power to vote granted by this Proxy may be exercised by Richard A. Pomije, or his substitute, who is present and acting at said Annual Meeting or any adjournment of said Annual Meeting. The undersigned hereby revokes any and all prior proxies given by the undersigned to vote at this Annual Meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S INSTRUCTIONS. IF THE SHAREHOLDER EXECUTES THIS PROXY BUT DOES NOT PROVIDE INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S ARTICLES OF INCORPORATION.

It is urgent that each shareholder complete, date, sign, and mail this Proxy as soon as possible. Your vote is important!

                                         Dated and Signed ________________, 2000



                                         ---------------------------------------
                                         Signature of Shareholder(s)


                                         ---------------------------------------
                                         Signature of Shareholder(s)



     Please sign as your name(s) appears above. When signing as attorney, executor, administrator, trustee, guardian, authorized officer of a corporation, or partner of a partnership, please provide the name of the entity on whose behalf you are signing and your title.



                    PLEASE DO NOT FORGET TO DATE THIS PROXY.


                                       2